Manufacturers and Traders Trust Company






                                    GRID NOTE
                                    Maryland

July 10th, 2003                                                     $ 18,000,000

BORROWER: PAYMENTS INC., a corporation organized under the laws of New York

Address of residence/chief executive office: 1158 Broadway, Hewlett, New York 11557

BANK:MANUFACTURERS AND TRADERS TRUST COMPANY, a New York banking corporation with banking offices at One M&T Plaza, Buffalo, New York 14240. Attention:
     General Counsel's Office

Promise to Pay. For value received, and intending to be legally bound, Borrower promises to pay to the order of the Bank, the principal sum of Eighteen Million Dollars ($18,000,000) (the "Maximum Principal Amount") or the outstanding principal amount of this Note (the "Outstanding Principal Amount"), if less; plus interest as agreed below and all fees and costs (including without limitation attorneys' fees and disbursements, whether for internal or outside counsel) the Bank incurs in order to collect any amount due under this Note, to negotiate or document a workout or restructuring, or to preserve its rights or realize upon any guaranty or other security for the payment of this Note ("Expenses").

Interest. The Outstanding Principal Amount of this Note shall earn interest calculated on the basis of a 360-day year for the actual number of days of each year (365 or 366) from and including the date the proceeds of this Note were disbursed to, but not including, the date all amounts hereunder are paid in full at a rate per year which shall on each day be:

One and one-half percentage points (1.5%) above the highest prime rate published in The Wall Street Journal in its table entitled "Money Rates" or such similar publication, quoting service, or commonly available source used by the Bank for determining prime rate of interest.

Payments; Late Charge; Default Rate. The unpaid Outstanding Principal Amount, together with interest thereon at the rate or rates provided above, shall be payable as follows: (a) Interest only on the unpaid Outstanding Principal Amount shall be due and payable monthly, in arrears, on the first day of each calendar month, commencing on the first such date after the date of this Note, and on the first day of each calendar month thereafter, and at maturity (whether by acceleration, declaration, extension or otherwise); and (b) Unless sooner paid, the unpaid Outstanding Principal Amount, together with interest accrued and unpaid thereon, shall be due and payable in full on the July 31, 2005, the "Revolving Credit Expiration Date" (as that term is defined in the "Financing Agreement," a term that is defined below in the Miscellaneous section of this
Note). Payments shall be made in immediately available United States funds at any banking office of the Bank. If payment is not received within five days of its due date, Borrower shall pay a late charge equal to the greatest of (a) five percent (5%) of the delinquent amount, (b) the Bank's then current late charge as announced by the Bank from time to time, or (c) $50.00. In addition, if the Bank has not actually received any payment under this Note within thirty days after its due date, from and after such thirtieth day the interest rate for all amounts outstanding under this Note shall automatically increase to two (2) percentage points above the otherwise applicable rate per year, and any judgment entered hereon or otherwise in connection with any suit to collect amounts due hereunder shall bear interest at such default rate. Payments may be applied in any order in the sole discretion of the Bank but, prior to maturity, shall be applied first to past due interest, Expenses, late charges and principal payments, if any, which are past due, then to current interest and Expenses and late charges, and last to remaining principal.

Maximum Legal Rate. It is the intent of the Bank and of Borrower that in no event shall interest be payable at a rate in excess of the maximum rate permitted by applicable law (the "Maximum Legal Rate"). Solely to the extent necessary to prevent interest under this Note from exceeding the Maximum Legal Rate, any amount that would be treated as excessive under a final judicial interpretation of applicable law shall be deemed to have been a mistake and automatically canceled, and, if received by the Bank, shall be refunded to Borrower.

Setoff. The Bank shall have the right to set off against the amounts owing under this Note any property held in a deposit or other account with the Bank or any of its affiliates or otherwise owing by the Bank or any of its affiliates in any capacity to Borrower or any guarantor or endorser of this Note. Such set-off shall be deemed to have been exercised immediately at the time the Bank or such affiliate elect to do so.

Authorized Representatives. This Note is issued by Borrower to the Bank in connection with a certain line of credit or loan limit made available by the Bank to Borrower (the "Credit"). The Bank may make any loan pursuant to the Credit (the "Loan(s)") in reliance upon any oral, telephonic, written, teletransmitted or other request (the "Request(s)") that the Bank in good faith believes to be valid and to have been made by Borrower or on behalf of Borrower by Suzie Williams, EWA MAJ and Todd Greenbaum (each an "Authorized Person"). Mention of the Authorized Person's name in the prior sentence is for reference purposes only and the Bank shall rely on the title to ascertain whether someone is an Authorized Person. The Bank may act on the Request of any Authorized Person until the Bank shall have received from Borrower, and had a reasonable time to act on, written notice revoking the authority of such Authorized Person. The Bank shall incur no liability to Borrower or to any other person as a direct or indirect result of making any Loan pursuant to this paragraph.

No Demand Required. The Outstanding Principal Amount of this Note and all accrued and unpaid interest shall automatically become immediately due and payable if Borrower or any guarantor or endorser of this Note commences or has commenced against it any bankruptcy or insolvency proceeding. Borrower hereby waives protest, presentment and notice of any kind in connection with this Note.

Bank Records Conclusive. The Bank shall set forth on a schedule attached to this Note or maintained on computer, the date and original principal amount of each Loan and the date and amount of each payment to be applied to the Outstanding Principal Amount of this Note. The Outstanding Principal Amount set forth on any such schedule shall be presumptive evidence of the Outstanding Principal Amount of this Note and of all Loans. No failure by the Bank to make, and no error by the Bank in making, any annotation on any such schedule shall affect the Borrower's obligation to pay the principal and interest of each Loan or any other obligation of Borrower to the Bank pursuant to this Note.

Purpose. Borrower certifies (a) that no Loan will be used to purchase margin stock except with the Bank's express prior written consent for each such purchase, (b) that this Note evidences a commercial loan and an extension of credit for a commercial purpose within the meaning of Md. Code, Commercial Law Art., and (c) that all Loans shall be used for a business purpose, and not for any personal, family or household purpose.

Authorization. Borrower, if a corporation, partnership, limited liability company, trust or other entity, represents that it is duly organized and in good standing or duly constituted in the state of its organization and is duly authorized to do business in all jurisdictions material to the conduct of its business; that the execution, delivery and performance of this Note have been duly authorized by all necessary regulatory and corporate or partnership action or by its governing instrument; that this Note has been duly executed by an authorized officer, member, partner or trustee and constitutes a binding


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obligation  enforceable  against Borrower and not in violation of any law, court order or agreement by which Borrower is bound; and that Borrower's performance is not threatened by any pending or threatened litigation.

Miscellaneous. This Note, together with any related loan and security agreements, contains the entire agreement between the Bank and Borrower with respect to each Loan, and supersedes every course of dealing, other conduct, oral agreement and representation previously made by the Bank. The Bank's rights and remedies under applicable law and this Note are cumulative and not exclusive. No single, partial or delayed exercise by the Bank of any right or remedy shall preclude the subsequent exercise by the Bank at any time of any right or remedy of the Bank without notice. No waiver or amendment of any provision of this Note shall be effective unless made specifically in writing by the Bank. No course of dealing or other conduct, no oral agreement or representation made by the Bank, and no usage of trade, shall operate as a waiver of any right or remedy of the Bank. No waiver of any right or remedy of the Bank shall be effective unless made specifically in writing by the Bank. Borrower agrees that in any legal proceeding, a copy of this Note kept in the Bank's course of business may be admitted into evidence as an original. This
Note is a binding obligation enforceable against Borrower and its successors and assigns and shall inure to the benefit of the Bank and its successors and assigns. If a court deems any provision of this Note invalid, the remainder of the Note shall remain in effect. Section headings are for convenience only. Singular number includes plural and neuter gender includes masculine and feminine as appropriate. This Note is the "Revolving Credit Note" described in a Financing and Security Agreement of even date herewith by and between Borrower and the Bank (as amended, modified, restated, substituted, extended and renewed at any time and from time to time, the "Financing Agreement"). The indebtedness evidenced by this Note is included within the meaning of the term "Obligations" as defined in the Financing Agreement. The fact that the balance hereunder may be reduced to zero from time to time pursuant to the Financing Agreement will not affect the continuing validity of this Note or the Financing Agreement, and the balance may be increased to the Outstanding Principal Amount after any such reduction to zero. This Note is secured as provided in the Financing Agreement. Upon the failure of the Borrower to pay to the Bank when due any and all amounts payable by Borrower to the Bank under the terms of this Note or upon occurrence of any other "Event of Default" (as that term is defined in the Financing Agreement), at the option of the Bank, all amounts payable by Borrower to the Bank under the terms of this Note shall immediately become due and payable by Borrower to the Bank without notice to Borrower or any other person, and the Bank shall have all of the rights, powers, and remedies available under the terms of this Note, any of the other Financing Documents (as that term is defined in the Financing Agreement) and all applicable laws. Borrower and all endorsers, guarantors, and other parties who may now or in the future be primarily or secondarily liable for the payment of the indebtedness evidenced by this Note hereby severally waive presentment, protest and demand, notice of protest, notice of demand and of dishonor and non-payment of this Note and expressly agree that this Note or any payment hereunder may be extended from time to time without in any way affecting the liability of Borrower, guarantors and endorsers. All payments on account of this Note shall be paid in lawful money of the United States of America in immediately available funds at the times and in the places set forth in the Financing Agreement, or at such other times and places as the Bank may at any time and from time to time designate in writing to Borrower.

Notices. Any demand or notice hereunder or under any applicable law pertaining hereto shall be in writing and duly given if delivered to Borrower (at its address on the Bank's records) or to the Bank (at the address on page one and separately to the Bank officer responsible for Borrower's relationship with the
Bank). Such notice or demand shall be deemed sufficiently given for all purposes when delivered (i) by personal delivery and shall be deemed effective when delivered, or (ii) by mail or courier and shall be deemed effective three (3) business days after deposit in an official depository maintained by the United States Post Office for the collection of mail or one (1) business day after delivery to a nationally recognized overnight courier service (e.g., Federal Express). Notice by e-mail is not valid notice under this or any other agreement between Borrower and the Bank.

Joint and Several. If there is more than one Borrower, each of them shall be jointly and severally liable for all amounts and obligations which become due under this Note and the term "Borrower" shall include each as well as all of them.

Governing Law and Jurisdiction. This Note has been delivered to and accepted by the Bank and will be deemed to be made in the State of Maryland. Except as otherwise provided under federal law, this Note will be interpreted in accordance with the laws of the State of Maryland excluding its conflict of laws rules. BORROWER HEREBY IRREVOCABLY CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT IN THE STATE OF MARYLAND WHERE THE BANK MAINTAINS A BRANCH AND CONSENTS THAT THE BANK MAY EFFECT ANY SERVICE OF PROCESS IN THE MANNER AND AT BORROWER'S ADDRESS SET FORTH ABOVE FOR PROVIDING NOTICE OR DEMAND; PROVIDED THAT NOTHING CONTAINED IN THIS NOTE WILL PREVENT THE BANK FROM BRINGING ANY ACTION, ENFORCING ANY AWARD OR JUDGMENT OR EXERCISING ANY RIGHTS AGAINST BORROWER INDIVIDUALLY, AGAINST ANY SECURITY OR AGAINST ANY PROPERTY OF BORROWER WITHIN ANY OTHER COUNTY, STATE OR OTHER FOREIGN OR DOMESTIC JURISDICTION. Borrower acknowledges and agrees that the venue provided above is the most convenient forum for both the Bank and Borrower. Borrower waives any objection to venue and any objection based on a more convenient forum in any action instituted under this Note.

Waiver of Jury Trial. BORROWER AND THE BANK HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE ANY RIGHT TO TRIAL BY JURY BORROWER AND THE BANK MAY HAVE IN ANY ACTION OR PROCEEDING, IN LAW OR IN EQUITY, IN CONNECTION WITH THIS NOTE OR THE TRANSACTIONS RELATED HERETO. BORROWER REPRESENTS AND WARRANTS THAT NO REPRESENTATIVE OR AGENT OF THE BANK HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE BANK WILL NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THIS JURY TRIAL WAIVER. BORROWER ACKNOWLEDGES THAT THE BANK HAS BEEN INDUCED TO ENTER INTO THIS NOTE BY, AMONG OTHER THINGS, THE PROVISIONS OF THIS SECTION.

Power to Confess Judgment. BORROWER HEREBY EMPOWERS ANY ATTORNEY OF ANY COURT OF RECORD TO APPEAR FOR BORROWER AND, WITH OR WITHOUT COMPLAINT FILED, CONFESS JUDGMENT, OR A SERIES OF JUDGMENTS, AGAINST BORROWER IN FAVOR OF THE BANK OR ANY HOLDER HEREOF FOR THE ENTIRE PRINCIPAL BALANCE OF THIS NOTE, ALL ACCRUED INTEREST AND ALL OTHER AMOUNTS DUE HEREUNDER, TOGETHER WITH COSTS OF SUIT AND AN ATTORNEY'S COMMISSION OF THE GREATER OF TEN PERCENT (10%) OF SUCH PRINCIPAL AND INTEREST OR $1,000 ADDED AS A REASONABLE ATTORNEY'S FEE, AND FOR DOING SO THIS NOTE OR A COPY VERIFIED BY AFFIDAVIT SHALL BE A SUFFICIENT WARRANT. BORROWER HEREBY FOREVER WAIVES AND RELEASES ALL ERRORS IN SAID PROCEEDINGS AND ALL RIGHTS OF APPEAL AND ALL RELIEF FROM ANY AND ALL APPRAISEMENT, STAY OR EXEMPTION LAWS OF ANY STATE NOW IN FORCE OR HEREAFTER ENACTED. INTEREST ON ANY SUCH JUDGMENT SHALL ACCRUE AT THE DEFAULT RATE. NO SINGLE EXERCISE OF THE FOREGOING POWER TO CONFESS JUDGMENT, OR A SERIES OF JUDGMENTS, SHALL BE DEEMED TO EXHAUST THE POWER, WHETHER OR NOT ANY SUCH EXERCISE SHALL BE HELD BY ANY COURT TO BE INVALID, VOIDABLE, OR VOID, BUT THE POWER SHALL CONTINUE UNDIMINISHED AND IT MAY BE EXERCISED FROM TIME TO TIME AS OFTEN AS THE BANK SHALL ELECT UNTIL SUCH TIME AS THE BANK SHALL HAVE RECEIVED PAYMENT IN FULL OF THE DEBT, INTEREST AND COSTS.

Preauthorized Transfers from Deposit Account. If a deposit account number is provided in the following blank Borrower hereby authorizes the Bank to debit available funds in Borrower's deposit account #970282467 with the Bank automatically for any amount which becomes due under this Note or as directed by an Authorized Person, by telephone.

Acknowledgment. Borrower acknowledges that it has read and understands all the provisions of this Note, including the Confession of Judgment, Governing Law, Jurisdiction and Waiver of Jury Trial, and has been advised by counsel as necessary or appropriate.


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


WITNESS the due execution hereof as a SEALED INSTRUMENT the day and year first above written.

TAX ID/SS #:  11-3120904                        PAYMENTS INC.             (L.S.)
                                                (BORROWER)

                                                BY:                       (L.S.)
                                                   ----------------------
                                                   Barry Goldstein
                                                   President


----------------------------(L.S.)
Signature of Witness

----------------------------
Typed Name of Witness




                                 ACKNOWLEDGMENT


STATE OF MARYLAND)
                            : SS.
CITY OF BALTIMORE )

     On the ---- day of July, in the year 2003, before me, the undersigned, a Notary Public in and for said State, personally appeared Barry Goldstein, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

                                        -------------------------------
                                                 Notary Public




                                FOR BANK USE ONLY

Authorization Confirmed:
                        ---------------------------------------------

Disbursement of Funds:

Credit A/C #              Off Ck #            Payoff Obligation #
            ----------            ----------                     ----------
           $                     $                              $
            ----------            ----------                     ----------